Exhibit 99.1

Summary historical consolidated financial data of Winnebago

The following table sets forth summary historical condensed consolidated financial data for Winnebago as of and for each of the periods indicated. The summary historical condensed consolidated statement of income and cash flow data for Fiscal 2017, Fiscal 2018 and Fiscal 2019 and the summary historical condensed consolidated balance sheet data as of August 26, 2017, August 25, 2018 and August 31, 2019 presented below have been derived from our audited consolidated financial statements included elsewhere in this offering memorandum. The unaudited summary historical condensed consolidated financial data as of May 25, 2019 and May 30, 2020 and for the nine months ended May 25, 2019 and May 30, 2020 presented below have been derived from our unaudited condensed consolidated financial statements included elsewhere in this offering memorandum.

The unaudited summary historical consolidated financial data for the twelve months ended May 30, 2020 were calculated by subtracting the summary historical consolidated financial information for the nine months ended May 25, 2019 from the summary historical consolidated financial information for Fiscal 2019, and then adding the unaudited summary historical consolidated financial data for the nine months ended May 30, 2020.

This information is only a summary. The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following summary information in conjunction with “Management’s discussion and analysis of financial condition and results of operations” included elsewhere in this offering memorandum, our Quarterly Reports on Form 10-Q for the quarters ended November 30, 2019, February 29, 2020 and May 30, 2020 and our audited consolidated financial statements and the related notes included or incorporated by reference in this offering memorandum. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year or for any future period.

($ in thousands)	Fiscal 2017	Fiscal 2018	Fiscal 2019	Nine months ended May 25, 2019	Nine months ended May 30, 2020	Twelve months ended May 30, 2020
	(audited)	(audited)	(audited)	(unaudited)	(unaudited)	(unaudited)
Consolidated Statements of Operations Data
Net revenues	$1,547,119	$2,016,829	$1,985,674	$1,455,278	1,617,726	2,148,122
Cost of goods sold	1,324,542	1,716,993	1,678,477	1,231,269	1,427,307	1,874,515
Gross profit	222,577	299,836	307,197	224,009	190,419	273,607
Selling, general and administrative expenses	97,607	130,116	142,295	106,303	126,540	162,532
Postretirement health care benefit income	(24,796)	—	—	—	—	—
Amortization of intangible assets	24,660	9,328	9,635	7,204	18,514	20,945
Total operating expenses	97,471	139,444	151,930	113,507	145,054	183,477
Operating income	125,106	160,392	155,267	110,502	45,365	90,130
Interest expense	16,837	18,246	17,939	13,293	23,140	27,786
Non-operating income	(330)	(494)	(1,581)	(1,330)	(460)	(711)
Income before income taxes	108,599	142,640	138,909	98,539	22,685	63,055
Provision for income taxes	37,269	40,283	27,111	18,609	3,702	12,204
Net income	$71,330	$102,357	$111,798	$79,930	18,983	50,851
Cash Flow Data
Net cash provided by operating activities	$97,127	$83,346	$133,750	$82,849	$162,437	$213,338
Net cash used in investing activities	(405,385)	(111,761)	(38,936)	(30,497)	(289,406)	(297,845)
Net cash (used in) provided by financing activities	258,620	(5,188)	(59,725)	(50,518)	242,018	232,811
Non-GAAP Financial Data
EBITDA(1)	$157,411	$180,863	$180,165	$128,824	$76,193	$127,534
Adjusted EBITDA(1)	$141,854	$189,180	$186,710	$134,550	$94,883	$147,043
Acquisition Adjusted EBITDA(1)						$163,077
Pro Forma Cash Interest Expense(2)						$20,347
Pro Forma Total Debt, net(2)						$401,020
Pro Forma Secured Debt, net(2)						$101,020
Ratio of Acquisition Adjusted EBITDA to Pro Forma Cash Interest Expense(1)(2)						8.01	x
Ratio of Pro Forma Total Debt, net to Acquisition Adjusted EBITDA(1)(2)						2.46	x
Ratio of Pro Forma Secured Debt, net Acquisition Adjusted EBITDA(1)(2)						0.62	x
Capital Expenditures	$13,993	$28,668	$40,858	$31,681	$28,582	$37,759
Free Cash Flow(1)	$83,134	$54,678	$92,892	$51,168	$133,855	$175,579
Free Cash Flow Conversion(1)	85.6%	65.6%	69.5%	61.8%	82.4%	82.3%

	As of
	August 26, 2017	August 25, 2018	August 31, 2019	May 30, 2020
Balance Sheet Data
Cash and cash equivalents	$35,945	$2,342	$37,431	$152,480
Total assets	902,512	1,051,805	1,104,231	1,533,040
Long-term debt, less current maturities	271,726	291,441	245,402	451,306
Total stockholders’ equity	441,674	534,445	632,212	784,810

(1)	EBITDA, Adjusted EBITDA, Acquisition Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion are non-GAAP financial measures. These non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, have been provided as supplemental information and in addition to the financial measures presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented herein. The non-GAAP financial measures presented may differ from similar measures used by other companies. See “Non-GAAP financial measures” for a discussion of the reasons why management believes EBITDA, Adjusted EBITDA, Acquisition Adjusted EBITDA, Free Cash Flow and Free Cash Flow Conversion are useful in evaluating our business and also for a discussion of the analytical limitations of these measures.

The following table reconciles net income to EBITDA, Adjusted EBITDA and Acquisition Adjusted EBITDA for the periods presented.

($ in thousands)	Fiscal 2017	Fiscal 2018	Fiscal 2019	Nine months ended May 25, 2019	Nine months ended May 30, 2020	Twelve months ended May 30, 2020
Net income	$71,330	$102,357	$111,798	$79,930	$18.983	$50,851
Interest expense	16,837	18,246	17,939	13,293	23,140	27,786
Provision for income taxes	37,269	40,283	27,111	18,609	3,702	12,204
Depreciation	7,315	9,849	13,682	9,788	11,854	15,748
Amortization	24,660	9,328	9,635	7,204	18,514	20,945
EBITDA	157,411	180,063	180,165	128,824	76,193	127,534
Postretirement health care benefit income	(24,796)	—	—	—	—	—
Acquisition-related costs	6,592	2,177	—	—	9,761	9,761
Transaction Related Inventory Step-up	—	—	—	—	4,810	4,810
Restructuring	—	—	1,068	1,321	1,247	994
Non-operating income	(330)	(494)	(1,581)	(1,330)	(460)	(711)
Stock-based compensation	2,977	7,434	7,058	5,735	3,332	4,655
Adjusted EBITDA	$141,854	$189,180	$186,710	$134,550	$94,883	$147,043
Newmar Adjusted EBITDA(1)						$16,034
Acquisition Adjusted EBITDA						$163,077

(1)	Adjustment gives effect to the Newmar Acquisition, which was consummated on November 8, 2019, as if such acquisition had occurred on May 25, 2019, by including management’s estimate of the Adjusted EBITDA of Newmar for the period from May 25, 2019 through November 7, 2019. This estimate is based on management’s most recently available historical financial information at the time of acquisition and makes adjustments to eliminate expenses related to the prior owners and certain other non-recurring costs and expenses, if any. This estimate does not include any contributions from synergies or cost savings management expects to achieve in the future.

The following table reconciles net cash provided by operating activities to Free Cash Flow for the periods presented.

($ in thousands)	Fiscal 2017	Fiscal 2018	Fiscal 2019	Nine months ended May 25, 2019	Nine months ended May 30, 2020	Twelve months ended May 30, 2020
Net cash provided by operating activities	$97,127	$83,346	$133,750	$82,849	$162,437	$213,338
Capital expenditures	13,993	28,668	40,858	31,681	28,582	37,759
Free Cash Flow	$83,134	$54,678	$92,892	$51,168	133,855	175,579

(2)	Pro Forma Cash Interest Expense gives pro forma effect to this offering and the application of the proceeds therefrom as described under “Use of proceeds” as well as the issuance of our convertible notes due 2025, in each case, as if they had occurred on June 1, 2019. Pro Forma Total Debt, net and Pro Forma Secured Debt, net, reflect the amount of total debt and debt secured by liens, in each case net of unrestricted cash, and give pro forma effect to this offering and the application of the proceeds therefrom as described under “Use of proceeds” as if they had occurred on May 30, 2020.